Derivatives Instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES INSTRUMENTS

NOTE 11:- DERIVATIVES INSTRUMENTS:

From time to time the Company uses derivative instruments primarily to manage exposure to foreign currency exchange rates. The Company’s primary objective in holding derivatives is to reduce the volatility of earnings and cash flows due to changes in foreign currency exchange rates related to forecasted monthly payroll payments of employees which are paid in NIS.

Losses (gains) on designated derivatives reclassified from OCI into Consolidated Statement of Operations for the years ended:

	Year ended December 31,
	2020	2019	2018

Derivatives designated as cash flow hedging instruments:
Cost of revenues	$(26)	(25)	$18
Sales and marketing	$(15)	(16)	$13
General and administrative	$(6)	(6)	$6

Total expenses (income)	$(47)	(47)	$37